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                                                                   EXHIBIT 23(B)
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our report dated February 28, 1996 incorporated by reference in Circus Circus Enterprises, Inc.'s Annual Report on Form 10-K for the year ended January 31, 1996 and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

Las Vegas, Nevada
November 18, 1996